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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 19, 2002

                              NeoTherapeutics, Inc.

               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-28782              93-0979187
         ---------------              ---------------         ---------------
 (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
         Incorporation)                File Number)         Identification No.)

                              157 Technology Drive
                            Irvine, California 92618

                    (Address of Principal Executive Offices)

                              --------------------

                                 (949) 788-6700

              (Registrant's telephone number, including area code)

                              --------------------

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ITEM 9.  REGULATION FD DISCLOSURE

     On August 19, 2002, NeoTherapeutics, Inc. filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. ss. 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

                    Certification of Chief Executive Officer

     Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NeoTherapeutics, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:
      -------

          (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: August 19, 2002                    /s/ Rajesh Shrotriya, M.D.
                                               --------------------------------
                                               Rajesh Shrotriya, M.D.
                                               Chairman of the Board, Chief
                                               Executive Officer, President and
                                               Chief Operating Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    Certification of Chief Financial Officer

     Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of NeoTherapeutics, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:
      -------

          (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and


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          (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002                     /s/ Samuel Gulko
                                           ------------------------------------
                                           Samuel Gulko
                                           Senior Vice President, Finance,
                                           Chief Financial Officer,
                                           Secretary and Treasurer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2002                     NEOTHERAPEUTICS, INC.



                                           By: /s/ Samuel Gulko
                                               --------------------------------
                                           Name:  Samuel Gulko
                                           Title: Senior Vice President,
                                                  Finance, Chief Financial
                                                  Officer, Secretary and
                                                  Treasurer


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